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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    December 23, 2005
                                                 -------------------------------
                                                   (December 19, 2005)
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                        Princeton National Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


                  0-20050                                 36-3210283
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         (Commission File Number)              (IRS Employer Identification No.)


606 South Main Street
Princeton, Illinois                                         61356
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(Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code       (815) 875-4444
                                                  ------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 19, 2005, the board of directors of Princeton National Bancorp, Inc. ("Princeton National") approved the accelerated vesting of all unvested stock options awarded to recipients under Princeton National's Stock Option Plan. Princeton National issued a press release dated December 20, 2005 describing the actions taken and the reasons therefor, a copy of which is attached hereto and incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

                (c)      Exhibits:

                         Exhibit 99.1     Press Release dated December 20, 2005











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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             PRINCETON NATIONAL BANCORP, INC.
                                                     (Registrant)


                                             By: /s/Tony J. Sorcic
                                                --------------------------------
                                                    Tony J. Sorcic, President
                                                     and Chief Executive Officer


Dated:  December 23, 2005









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                                  EXHIBIT INDEX


NUMBER           DESCRIPTION
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

 99.1            Press Release dated December 20, 2005












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